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                                                                   EXHIBIT 10.11

                                    AGREEMENT


THIS AGREEMENT, made this 13th day of May, 1998, by and between the CITY OF DRAPER, DRAPER, UTAH, hereinafter called "OWNER" and W.W. Clyde & Company doing business as a corporation, hereinafter called "CONTRACTOR."

        WITNESSETH: That for and in consideration of the payments and agreements hereinafter mentioned:

        1. The CONTRACTOR will commence and complete "TRAVERSE RIDGE ROAD" as described in the contract documents.

        2. The CONTRACTOR will furnish all of the materials, supplies, tools, equipment, labor, and other services necessary for the construction and completion of the PROJECTS described herein.

        3. The CONTRACTOR will commence the work required by the CONTRACT DOCUMENTS within ten (10) calendar days after the date of the NOTICE TO PROCEED; and will complete the same within two hundred and ten (210) calendar days after the date of the NOTICE TO PROCEED; unless the period for completion is extended otherwise by the CONTRACT DOCUMENTS.

        4. The CONTRACTOR agrees to perform all of the WORK described in the CONTRACT DOCUMENTS and comply with the terms therein for the sum as shown in the BID schedule.

        5.     The term "CONTRACT DOCUMENTS" means and includes the following:

               (a)    INVITATION TO BID

               (b)    INSTRUCTIONS TO BIDDERS AND ADDITIONAL INSTRUCTIONS TO
                      BIDDERS

               (c)    BID and BID SCHEDULE




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               (d)    BID BOND

               (e)    AGREEMENT

               (f)    PAYMENT BOND

               (g)    PERFORMANCE BOND

               (h)    NOTICE OF AWARD

               (i)    NOTICE TO PROCEED

               (j)    CHANGE ORDER

               (k)    GENERAL CONDITIONS

               (l)    SUPPLEMENTAL GENERAL CONDITIONS

               (m)    ADDITIONAL SUPPLEMENTAL GENERAL CONDITIONS

               (n) SPECIFICATIONS prepared and issued for the City of Draper, dated March 1998

               (o) DRAWINGS prepared for the City of Draper, dated March, 1998

               (p) ADDENDA:

                      No. 1, dated March, 1998.
                      No. 2, dated March, 1998
                      No. ____, dated _____________, 1998.
                      No. ____, dated _____________, 1998.
                      No. ____, dated _____________, 1998.

        6. The OWNER will pay to the CONTRACTOR, in the manner and at such times as set forth in the General Conditions, such amounts as required by the CONTRACT DOCUMENTS.

        7. This Agreement shall be binding upon all parties hereto and their respective heirs, executors, administrators, successors, and assigns.

        IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed by their duly authorized officials, this Agreement in five (5) copies, each of which shall be deemed an original on the date first above written.



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OWNER:

City of Draper
-------------------------

By  /s/ Melanie T. Dansie
   ----------------------

NAME  Milanie T. Dansie
     --------------------
        (Please Type)

TITLE  Mayor, Pro Tem
      -------------------
                                                 (SEAL)

                                                 ATTEST:  /s/ Barbara L. Sadler

                                                 NAME  Barbara L. Sadler
                                                      -------------------------
                                                             (Please Type)

                                                 TITLE  City Recorder

CONTRACTOR:

W. W. Clyde & Co.
-------------------------

By  /s/ Richard C. Clyde
   ----------------------

NAME  Richard C. Clyde
     --------------------
        (Please Type)

TITLE  President
      -------------------
                                                 (SEAL)

                                                 ATTEST:  /s/ Keith M. Nelson

                                                 NAME  Keith M. Nelson
                                                      -------------------------
                                                           (Please Type)

                                                 TITLE  Secretary
                                                       ------------------------


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